EXHIBIT 10.1


                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT ("Agreement") is made as of the 5th day of October, 2001 by and among Visionics Corporation, formerly known as Digital Biometrics, Inc., a Delaware corporation (the "Company"), and the Investors set forth on the signature page affixed hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS

         A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

         B. The Investors wish to purchase, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, that number of shares of the common stock of the Company, par value $.01 per share (the "Common Stock") as set forth on the signature page attached hereto and executed by each such Investor; and

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "1933 Act"), and applicable state securities laws.

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by, or is under common control with, such Person.

                  "Agreements" means this Agreement, the Registration Rights Agreement and, if applicable, the Penalty Warrants.

                  "Closing" means the consummation of the transactions contemplated by this Agreement, and "Closing Date" means the date of such Closing.

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                  "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Company's Knowledge" means the actual knowledge of the executive officers of the Company after due inquiry.

                  "Material Adverse Effect" means a material adverse effect on the condition, business, assets, or results of operations of the Company and its subsidiaries as a whole.

                  "Penalty Warrants" means the Penalty Warrants provided for in
Section 8 of the Registration Rights Agreement.

                  "Penalty Warrant Shares" means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Penalty Warrants.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "SEC Filings" has the meaning set forth in Section 4.6.

                  "Securities" means the Shares, the Penalty Warrants and the Penalty Warrant Shares (defined below).

                  "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, each of the Investors hereby severally, and not jointly, agrees to purchase, and the Company hereby agrees to sell and issue to each such Investor, the number of Shares set forth on such Investor's signature page attached hereto. The number of Shares to be purchased by each Investor shall be determined by dividing such Investor's aggregate purchase price (as such aggregate purchase price is set forth on such Investor's signature page attached hereto) (the "Purchase Price") by an amount equal to Eleven Dollars and Ten Cents ($11.10) (the "Per Share Purchase Price"). The Per Share Purchase Price is a fixed price; it does not adjust depending upon the timing of the Closing. Pursuant to the Registration Rights Agreement, the Company is obligated to issue the Penalty Warrants if a Registration Statement with respect to the Shares is not filed or made effective by the dates set forth in Sections 2(a) and 2(c) of the Registration Rights Agreement. The exercise price of the Penalty Warrants shall be the Per Share Purchase Price.


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


         3. Closing. Simultaneous with the execution and delivery of this Agreement and the Registration Rights Agreement and the delivery of such other documents as may be required hereunder or as soon thereafter as practicable, each Investor shall deliver to a separate account maintained by the Placement Agent pursuant to Rule 15b2-4 under the 1934 Act for the benefit of the Company, by wire transfer, same day funds in an amount equal to such Investor's Purchase Price. At such time, the Company shall direct its transfer agent to issue a certificate or certificates, registered in such name or names as the Investors may designate, representing all of the Shares. The settlement of the purchase and sale pursuant to this Agreement shall occur five (5) business days after the date hereof (and such date shall be deemed the "Closing Date"). The closing of the purchase and sale of the Shares shall take place at the offices of Bass, Berry & Sims PLC, 100 Peabody Place, Suite 900, Memphis, Tennessee, or at such other location and on such other date as the Company and the Investors shall mutually agree. At the Closing Date, the certificates representing the Shares will be delivered to the Investors against payment therefor by wire transfer to the Company from the separate account maintained by the Placement Agent.

         4. Representations and Penalty Warranties of the Company. The Company hereby represents and warrants to the Investors that:

                  4.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and own its properties. Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not have a Material Adverse Effect. The Company's subsidiaries are reflected on Schedule 4.1 hereto.

                  4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute, or, in the case of the Penalty Warrants, upon issuance by the Company will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  4.3 Capitalization. Set forth on Schedule 4.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Penalty Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and


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


validly issued and are fully paid, nonassessable. Except as set forth on
Schedule 4.3, no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its subsidiaries is or may be obligated to issue any equity securities of any kind. Except as set forth on Schedule 4.3, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities of the Company held by them. Except as set forth on Schedule 4.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

                  4.4 Valid Issuance. The Company has reserved a sufficient number of shares of Common Stock for the issuance of the Shares pursuant to this Agreement. The Shares and Penalty Warrants are duly authorized, and such Securities, along with the Penalty Warrant Shares when issued in accordance herewith and with the terms of the Penalty Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

                  4.5 Consents. The execution, delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

                  4.6 Delivery of SEC Filings; Business. The Company has provided the Investors with copies of the Company's most recent Annual Report on Form 10-K/A for the fiscal year ended September 30, 2000, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10-K/A and prior to the date hereof (collectively, the "SEC Filings"). The Company hereby represents and warrants that the SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company.

                  4.7 Use of Proceeds. The proceeds of the sale of the Common Stock hereunder and the Penalty Warrant Shares (if any) shall be used by the Company for working capital and general corporate purposes.

                  4.8 No Material Adverse Change. Since the filing of the Company's most recent Annual Report on Form 10-K or as otherwise identified and described in the SEC Filings, or as set forth on Schedule 4.8 hereto, there has not been:

                           (i) any change in the consolidated assets,
liabilities, financial condition or operating results of the Company from that reflected in the financial statements


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included in the Company's most recent Quarterly Report on Form 10-Q, except the incurrence of operating losses consistent with the historic results of the Company or changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

                           (ii) any declaration or payment of any dividend, or
any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                           (iii) any material damage, destruction or loss,
whether or not covered by insurance to any assets or properties of the Company;

                           (iv) any waiver, not in the ordinary course of
business by the Company of a valuable right or of a material debt owed to it;

                           (v) any satisfaction or discharge of any lien, claim
or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                           (vi) any change or amendment to the Company's
Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                           (vii) any material labor difficulties or labor union
organizing activities with respect to employees of the Company;

                           (viii) any transaction entered into by the Company
other than in the ordinary course of business;

                           (ix) the loss of the services of any key employee, or
material change in the composition or duties of the Company's senior management;

                           (x) the loss or threatened loss of any customer which
could be material to the Company's business; or

                           (xi) any other event or condition of any character
that might have a Material Adverse Effect.

                  4.9 SEC Filings; Material Contracts.

                           (a) The SEC Filings complied as to form in all
material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.


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


                           (b) During the preceding two years, each registration
statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (c) Except as set forth on Schedule 4.3 hereto, there
are no agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

                  4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (b) except as set forth on Schedule 4.10, any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject.

                  4.11 Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company. All taxes and other assessments and levies of a material amount that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any of its respective assets or property which individually or in the aggregate could have a Material Adverse Effect. Except as described in the SEC Filings, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

                  4.12 Title to Properties. Except as disclosed in the SEC Filings or Schedule 4.12, the Company has good and marketable title to all real properties and all other properties


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and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

                  4.13 Certificates, Authorities and Permits. The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  4.14 No Labor Disputes. No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is currently threatened.

                  4.15 Intellectual Property. The Company has sufficient title or adequate rights or licenses to the inventions, know-how, patents, copyrights, trademarks, trade names, confidential information, domain names and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of any material liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. To the knowledge of the Company, the Company's patents and other Intellectual Property Rights and the present activities of the Company do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party.

                  4.16 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

                  4.17 Litigation. Except as disclosed in the SEC Filings or on
Schedule 4.17 hereto, there are no pending actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties that, if determined adversely to the Company or such subsidiary, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.


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                  4.18 Financial Statements. The financial statements included in each SEC Filing present fairly and accurately in all material respects the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate would not have a Material Adverse Effect.

                  4.19 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

                  4.20 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with all applicable Nasdaq National Market continued listing requirements. There are no proceedings pending or to the Company's knowledge threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq National Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq National Market.

                  4.21 Brokers and Finders. The Investors shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this Agreement or the transactions contemplated by this Agreement by reason of any agreement of or action taken by the Company. The Company is obligated to pay a fee to Morgan Keegan in connection with transactions contemplated hereunder.

                  4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

                  4.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

                  4.24 Questionable Payments. Neither the Company nor any of its subsidiaries nor, to the Company's Knowledge, any of their respective current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any subsidiary, has on behalf of the Company or any subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other


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unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

         5. Representations and Warranties of the Investor. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

                  5.1 Organization and Existence. The Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

                  5.2 Authorization. The execution, delivery and performance by the Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

                  5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                  5.5 Disclosure of Information. The Investor has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

                  5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.


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                  5.7 Legends. It is understood that certificates evidencing the
Securities may bear one or all of the following legends:

                           (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE SECURITIES LAWS OR AN OPINION FROM COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

                           (b) If required by the authorities of any state in
connection with the issuance of sale of the Securities, the legend required by such state authority.

                  5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D.

                  5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

         6. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for the Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

         7. Covenants and Agreements of the Company.

                  7.1 Opinion of Counsel. On or prior to the Closing Date, the Company will deliver to the Investors the opinion of legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.2 hereto.

                  7.2 Reservation of Common Stock Pursuant to Exercise of Penalty Warrants. The Company hereby agrees that if any Penalty Warrants are issued, it shall at all times prior to exercise or expiration thereof reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Penalty Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Penalty Warrants in accordance with the terms of the Penalty Warrants.

                  7.3 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

                  7.4 Listing of Underlying Shares and Related Matters. The Company hereby agrees, following the Closing of the transactions contemplated by this Agreement, to take such


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action to cause the Shares and (if applicable) the Penalty Warrant Shares to be listed on the Nasdaq National Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Penalty Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. For so long as the Investors beneficially own any of the Securities, the Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Shares and the Penalty Warrant Shares thereon. Notwithstanding anything to the contrary in this section, the Company shall be under no obligation to list any Penalty Warrant Shares until such time as Penalty Warrants shall have been issued.

         8. Survival and Indemnification.

                  8.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of twelve months from the date of this Agreement; provided, however, that the provisions contained in
Section 7 hereof shall survive in accordance therewith.

                  8.2 Indemnification.

                           (a) The Company agrees to indemnify and hold
harmless, on an after-tax and after insurance recovery basis, each holder of Securities and its Affiliates and their respective directors, officers, employees and agents (each, an "Investor Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Agreements and will reimburse any such Person for all such amounts as they are incurred by such Person; provided, however, that if an Investor Indemnified Person is reimbursed under this Section
8.2 for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the wilful misconduct or gross negligence of such Investor Indemnified Person.

                           (b) Each Investor, severally and not jointly, agrees
to indemnify and hold harmless, on an after-tax and after insurance recovery basis, the Company and its Affiliates and their respective directors, officers, employees and agents (each, a "Company Indemnified Person") from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Agreements and will reimburse any such Person for all such amounts as they are incurred by such Person; provided, however, that if a Company

Indemnified Person is reimbursed under this Section 8.2 for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the wilful misconduct or gross negligence of such Company Indemnified Person.

                  8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Investor Indemnified Person or Company Indemnified Person (an "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the party responsible for providing such indemnification (the "Indemnifying Person") in writing and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder except to the extent that the Indemnifying Person is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of such Indemnified Person, based upon written advice of its counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Person shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, the Indemnifying Person shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

         9. Miscellaneous.

                  9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate, and without the prior written consent of the Investors, but after notice duly given and in compliance with this Agreement, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company that results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The provisions of this Section 9.1 shall not interfere in any respect with a transfer by an Investor of any Securities in compliance with all applicable securities laws.

                  9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                  9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telex or telecopier, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                           If to the Company:

                                    Visionics Corporation
                                    5600 Rowland Road
                                    Minnetonka, Minnesota 55353
                                    Attn: Robert Gallagher
                                    Fax: (952) 932-7181

                           If to the Investors, to the addresses set forth on
the signature pages hereto.

                  9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                  9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  9.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                  9.8 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, and the Registration Rights Agreement and the Penalty Warrants constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  9.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  9.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                       [SIGNATURES BEGIN ON THE NEXT PAGE]

                  IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

                                        THE COMPANY:

                                        VISIONICS CORPORATION




                                               By:   /s/ Robert F. Gallagher
                                                     ---------------------------
                                               Name:  Robert F. Gallagher
                                               Title: Chief Financial Officer

                                        INVESTOR:

                                        Tonga Partners LP




                                               By:   /s/ Carlo Cannell
                                                     ---------------------------
                                               Name:  Carlo Cannell
                                               Title: Managing Member

Aggregate Purchase Price: $1,536,684
Number of Shares of Common Stock: 138,440

Address for Notice:

Cannell Capital, LLC - Tonga Partners LP
150 California Street
San Francisco, CA 94111

with a copy to:

Goldman Sachs - Prime Brokerage, 48th Fl.
1 New York Plaza
New York, NY 10004

                                        INVESTOR:

                                        The Cuttyhunk Fund Ltd.




                                               By:   /s/ Geoffrey M. Lewis
                                                     ---------------------------
                                               Name:  Geoffrey M. Lewis
                                               Title: Director

Aggregate Purchase Price: $1,132,200
Number of Shares of Common Stock: 102,000

Address for Notice:

73 Front Street
Hamilton HM 12
BERMUDA

with a copy to:

1285 6th Avenue
18th Floor
New York, NY 10019

                                        INVESTOR:

                                        Clarion Capital Corporation




                                               By:   /s/ Morton Cohen
                                                     ---------------------------
                                               Name:  Morton Cohen
                                               Title: Chairman

Aggregate Purchase Price: $435,675
Number of Shares of Common Stock: 39,250

Address for Notice:

1801 East 9th St.
Suite 1120
Cleveland, Ohio 44114

                                        INVESTOR:

                                        Clarion Partners, L.P.




                                               By:   /s/ Morton Cohen
                                                     ---------------------------
                                               Name:  Morton Cohen
                                               Title: General Partner

Aggregate Purchase Price: $217,837.50
Number of Shares of Common Stock: 19,625

Address for Notice:

1801 East 9th Street
Suite 1120
Cleveland, Ohio 44114

                                        INVESTOR:

                                        Clarion Offshore Fund Ltd.




                                               By:   /s/ Morton Cohen
                                                     ---------------------------
                                               Name:  Morton Cohen
                                               Title: Investment Manager

Aggregate Purchase Price: $217,837.50
Number of Shares of Common Stock: 19,625

Address for Notice:

1801 East 9th Street
Suite 1120
Cleveland, Ohio 44114

                                        INVESTOR:

                                        Deephaven Private Placement Trading Ltd.




                                               By:   /s/ Bruce Lieberman
                                                     ---------------------------
                                               Name:  Bruce Lieberman
                                               Title: Director Private Placement
                                                      Funding

Aggregate Purchase Price: $1,999,998
Number of Shares of Common Stock: 180,180

Address for Notice:

Deephaven Capital Management
c/o Bruce Lieberman
130 Cheshire Lane
Minnetonka, MN 55305

                                        INVESTOR:

                                        Franklin Street Trust Company




                                               By:   /s/ Carol E. Manzon
                                                     ---------------------------
                                               Name:  Carol E. Manzon
                                               Title: Secretary/Treasurer

Aggregate Purchase Price: $2,220,000
Number of Shares of Common Stock: 200,000

Address for Notice:

Franklin Street Trust Co.
Attn: Carol Manzon
1450 Raleigh Road, Ste. 300
Chapel Hill, NC 27514

                                        INVESTOR:

                                        Edward O. Thorp & Associates, LP




                                               By:   /s/ Jeffrey Thorp
                                                     ---------------------------
                                               Name:  Jeffrey Thorp
                                               Title: Attorney in Fact

Aggregate Purchase Price: $2,220,000
Number of Shares of Common Stock: 200,000

Address for Notice:

c/o Langley Capital LLC
535 Madison Ave., 15th Floor
New York, NY 10022

with copy to:

Edward O. Thorp & Associates, LP
Attn: Ellen Neal
610 Newport Center Drive, Suite 1240
Newport Beach, CA 92660

                                        INVESTOR:

                                        Daughters of Charity- Fund P




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $126,540
Number of Shares of Common Stock: 11,400

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Alfred I. Dupont Testamentary Trust
                                        Mazama Capital Trust




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $77,700
Number of Shares of Common Stock: 7,000

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        East Bay Municipal Utility District




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $59,940
Number of Shares of Common Stock: 5,400

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        GSAM GEMS Small Cap LLC




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $84,360
Number of Shares of Common Stock: 7,600

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Marin County Employee Retirement
                                        Association




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $112,110
Number of Shares of Common Stock: 10,100

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Memorial Hospital of South Bend, Inc.




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $36,630
Number of Shares of Common Stock: 3,300

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Nemows Foundation Mazama Capital
                                        Management




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $18,870
Number of Shares of Common Stock: 1,700

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        PGH Pension Mazama Cap Mgmt.




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $26,640
Number of Shares of Common Stock: 2,400

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Les Schwab P/S Retirement Trust Mazama
                                        Capital Management




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $69,930
Number of Shares of Common Stock: 6,300

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        SIIT Small Cap FD/Mazama Cap Mgmt.




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $589,410
Number of Shares of Common Stock: 53,100

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        SIMT Small Cap GR/Mazama Cap Mgmt.




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $791,430
Number of Shares of Common Stock: 71,300

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Undiscovered Managers Small Cap Growth
                                        Fund




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $118,770
Number of Shares of Common Stock: 10,700

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Vision Small Cap Stock Fund




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $101,010
Number of Shares of Common Stock: 9,100

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Wilshire U.S. Equity Fund




                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:

Aggregate Purchase Price: $6,660
Number of Shares of Common Stock: 600

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:

                                        Radyr Investments Ltd.




                                               By:   /s/ David Sims
                                                     ---------------------------
                                               Name:  David Sims
                                               Title: Director

Aggregate Purchase Price: $249,750
Number of Shares of Common Stock: 22,500

Address for Notice:

c/o Beacon Capital Management
PO Box 972
Roadtown, Tortola, BVI

with copy to:

Thomas Badian
Rhino Advisors Inc.
130 Wet 29th Street
5th Floor
New York, NY 10001
(212) 594-6555
(212) 594-7181 FAX

                                        INVESTOR:

                                        Belmont Park Investments




                                               By:   /s/ David Sims
                                                     ---------------------------
                                               Name:  David Sims
                                               Title: Director

Aggregate Purchase Price: $1,999,998
Number of Shares of Common Stock: 180,180

Address for Notice:

c/o Beacon Capital Management
PO Box 972
Roadtown, Tortola, BV1

with copy to:

Mr. Alan Flatt
Trinity Capital Advisors, Inc.
601 Montgomery Street, Suite 1060
San Francisco, CA 94111
(415) 217-7070
(415) 217-7072 FAX

                                        INVESTOR:

                                        FIRSTAR BANK N.A., CUSTODIAN FOR FIRST
                                        AMERICAN MICROCAP FUND U/A
                                        DATED 01/01/98




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $4,679,760
Number of Shares of Common Stock: 421,600

                                        INVESTOR:

                                        FIRSTAR BANK N.A., TRUSTEE FOR
                                        WILLIAM M. CHESTER CHILDRENS SMALL
                                        CAP U/A DATED 11/30/2000




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $9,990
Number of Shares of Common Stock: 900

                                        INVESTOR:

                                        FIRSTAR BANK N.A., TRUSTEE FOR
                                        EDWARD S. TALMAGE RESIDUARY TRUST
                                        (2) U/A DATED 2/27/84




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $12,210
Number of Shares of Common Stock: 1,100

                                        INVESTOR:

                                        FIRSTAR BANK N.A., TRUSTEE FOR
                                        MILWAUKEE FOUNDATION FIRSTAR
                                        MICROCAP FUND U/A DATED 01/21/00




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $87,690
Number of Shares of Common Stock: 7,900

                                        INVESTOR:

                                        FIRSTAR BANK N.A., TRUSTEE FOR JANE B.
                                        PETTIT MICROCAP FUND U/A DATED 7/27/01




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $11,100
Number of Shares of Common Stock: 1,000

                                        INVESTOR:

                                        FIRSTAR BANK N.A., AGENT FOR JOHN T.
                                        FRAUTSCHI LIFE TRUST MICROCAP FUND
                                        U/A DATED 12/17/92




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $253,080
Number of Shares of Common Stock: 22,800

                                        INVESTOR:

                                        FIRSTAR BANK N.A., AGENT FOR
                                        LYNDHURST ASSOCIATES MICROCAP FUND
                                        U/A DATED 4/20/95




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $296,370
Number of Shares of Common Stock: 26,700

                                        INVESTOR:

                                               FIRSTAR BANK N.A., AGENT FOR
                                               POSNER PARTNERS MICROCAP FUND
                                               U/A DATED 05/17/96




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $125,430
Number of Shares of Common Stock: 11,300

                                        INVESTOR:

                                        MARSHALL AND ISLELY TRUST COMPANY
                                        CUSTODIAN FOR THE MILWAUKEE JEWISH
                                        FEDERATION




                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager

Aggregate Purchase Price: $74,370
Number of Shares of Common Stock: 6,700

                                    EXHIBIT A



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

         SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BECOME VOID AFTER 5:00 P.M. EASTERN TIME ON OCTOBER 11, 2006 ("EXPIRATION DATE").

                              VISIONICS CORPORATION

                      WARRANT TO PURCHASE 36,036 SHARES OF
             COMMON STOCK, $.01 PAR VALUE PER SHARE ("COMMON STOCK")

         For VALUE RECEIVED, Morgan Keegan & Company, Inc. ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Visionics Corporation, a Delaware corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $16.86 (the exercise price in effect being herein called the "Warrant Price"), 36,036 shares ("Warrant Shares") of Common Stock. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

         Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

         Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

         Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds (or by cashless exercise as provided below) for the Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof). The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company shall have been provided to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding seven (7) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

                  Each exercise hereof shall constitute the representation and warranty of the Warrantholder to the Company that the representations and warranties contained in Article 5 of the Purchase Agreement (as defined below) are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

         Section 4. Compliance with the Securities Act of 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

         Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

         Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

         Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

         Section 8. Adjustments. Subject and pursuant to the provisions of this
Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

                  (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

                  (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                  (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as defined below), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on the Nasdaq National Market ("Nasdaq"), the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the fair market value of one share of Common Stock as of the Valuation Date, which shall be determined in good faith by the Board of Directors of the Company and the Warrantholder. The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Market Value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraisor, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

                  (d) For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

                  (e) In the event that, as a result of an adjustment made pursuant to Section 8(a), the holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

                  (f) Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "Trigger Issuance") the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:


                           Adjusted Warrant Price  =  (A x B) + D
                                                      -----------
                                                          A+C
                                          where

                           "A" equals the number of shares of Common Stock outstanding (including any Additional Shares of Common Stock (as defined below) immediately preceding such Trigger Issuance);

                           "B" equals the Warrant Price in effect immediately preceding such Trigger Issuance;

                           "C" equals the number of Additional Shares of Common Stock (as adjusted for stock splits, stock combinations, recapitalizations, and dividends and the like) issued or deemed issued hereunder as a result of all Trigger Issuances; and

                           "D" equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance.

                  For purposes of this subsection (f), "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection (f), other than Excluded Issuances (as defined in subsection (g) hereof).

                  For purposes of this subsection (f), the following subsections
(f)(l) to (f)(7) shall also be applicable (subject, in each such case, to the provisions of subsection (g) hereof) and to each other subsection contained in this subsection (f):

         (f)(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration (the "Consideration")) of
         (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus
         (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

         (f)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing
         (i) the sum (which sum shall constitute the applicable Consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to other provisions of this subsection 8(f)(2).

         (f)(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities (including without limitation upon the redemption or purchase for Consideration of all such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

         (f)(4) Stock Dividends. Subject to the provisions hereof, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         (f)(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the Consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a Consideration other than cash, the amount of the Consideration other than cash received by the Company shall be deemed to be the fair value of such Consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

         (f)(6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (f)(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subsection (f).

                  (g) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of any of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) sales of shares of Common Stock upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof or (C) capital stock issued as full or partial consideration for a merger or acquisition, or a strategic allegiance or alliance in which the Company with respect to such strategic allegiance or alliance issues shares of its equity securities having an aggregate Fair Market Value (as defined below) of less than $10 million, approved by the Board of Directors of the Company. The "Fair Market Value" of a security as of a particular date (the "Valuation Date") shall mean the following: (a) if the security is then listed on a national stock exchange, the closing sale price of one security on such exchange on the last trading day prior to the Valuation Date; (b) if the security is then quoted on Nasdaq, the closing sale price of one security on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the security is not then listed on a national stock exchange or quoted on Nasdaq, the fair market value of one security as of the Valuation Date, shall be determined in good faith by a nationally selected investment banking firm or other nationally recognized business appraiser selected by the Board of Directors of the Company. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Investors (pro rata in respect of their ownership of Securities at such time) as such terms are defined in that certain Purchase Agreement among the Company and the Investors dated October 5, 2001. An "Excluded Issuance" shall mean each of items (A), (B) and
(C) above.

         Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be delivered upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the current Fair Market Value of such fractional share of Common Stock.

         Section 10. Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (capitalized terms used in this section are as defined in the Registration Rights Agreement dated October 5, 2001) (the "Registration Rights Agreement") to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in clause (B) or (C) of Section 2(c) of the Registration Rights Agreement occurs and the Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

         Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

         Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

         Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Wells Fargo Shareowner Services. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

         Section 14. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


                             Visionics Corporation
                             5600 Rowland Road
                             Minnetonka, Minnesota 55353
                             Attn: Robert Gallagher
                             Fax: (952) 932-7181

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 14.

         Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if personally delivered or if sent by an internationally recognized courier services by overnight service, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands, directions and other communications shall, when sent by courier be effective one (1) day after delivery to such courier as provided and addressed as aforesaid.

         Section 15. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights in respect of the Warrant Share as provided in the Registration Rights Agreement, and any subsequent holder hereof may be entitled to such rights.

         Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

         Section 17. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York, without giving effect to its conflict of law principles, and for all purposes shall be construed in accordance with the laws of said State; provided, however, that, insofar as the Company is incorporated under the laws of the State of Delaware, the General Corporation Law of the State of Delaware (or any successor statute) shall govern those matters that apply to the internal governance of the Company.

         Section 18. Cashless Exercise.

                  (a) Net Issue Election. Notwithstanding any other provision contained herein to the contrary, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Appendix B duly executed, at the office of the Company. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                          A

                        where

                  "X" = the number of shares of Common Stock which the Warrantholder has then requested be issued to the Warrantholder

                  "Y" = the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cash-less exercise

                  "A" = the "Fair Market Value" of one share of Common Stock as at the time the net issue election is made

                  "B" = the Warrant Price in effect under this Warrant at the time the net issue election is made.

         Section 19. Call Provision. Notwithstanding any other provision contained herein to the contrary, in the event that the closing bid price of a share of Common Stock as traded on Nasdaq (or such other exchange as the Common Stock may then be listed) exceeds 150% of the Warrant Price for twenty (20) consecutive trading sessions and all of the Warrant Shares issuable hereunder are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement), the Company, upon ten (10) business days prior written notice (the "Notice Period"), following such twenty (20) day period, to the Warrantholder, may demand that the Warrantholder exercise its rights with regard to all Warrant Shares and the

Warrantholder must exercise its rights prior to the expiration of the Notice Period or if such exercise is not made or if only a partial exercise is made, any and all rights to further exercise rights to acquire Warrant Shares hereunder shall cease upon the expiration of the Notice Period.

         Section 20. Amendments and Waivers. This Warrant may be amended only by a writing signed by the Company and the Warrantholder.

         IN WITNESS WHEREOF, Visionics Corporation has caused this Warrant to be duly executed, as of the day and year first above written.

                                        VISIONICS CORPORATION



                                        By:       /s/ Robert F. Gallagher
                                            ------------------------------------

                                            Name: Robert F. Gallagher
                                            Title: Chief Financial Officer

                                    EXHIBIT A


                                   APPENDIX A
                              Visionics Corporation
                              WARRANT EXERCISE FORM

To: Visionics Corporation

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:


                               --------------------------------------
                               Name

                               --------------------------------------
                               Address

                               --------------------------------------
                               Address

                               --------------------------------------
                               Federal Tax ID or Social Security No.

         and delivered by

         |_|      certified mail to the above address, or

         |_|      electronically (provide DWAC Instructions:_______________), or

         |_|      other (specify: _______________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

         By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant, the representations and warranties contained in Section 5 of the Purchase Agreement are true and correct in all material respects with respect to the undersigned.

Dated: ___________________, ____

Note: The signature must correspond with    Signature:
the name of the registered holder as                  --------------------------
written on the first page of the Warrant
in every particular, without alteration
or enlargement or any change whatever,
unless the Warrant has been assigned.       ------------------------------------
                                            Name (please print)

                                            ------------------------------------

                                            ------------------------------------
                                            Address

                                            ------------------------------------
                                            Federal Identification or
                                            Social Security No.:
                                                                 ---------------

                                  APPENDIX "B"

                            Net Issue Election Notice


To: Visionics Corporation

Date:_________________________


         The undersigned hereby elects under Section 18 of this Warrant to surrender the right to purchase ____________ shares of Common Stock pursuant to this Warrant and hereby requests the issuance of _____________ shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


-----------------------------------------
Signature

-----------------------------------------
Name for Registration

-----------------------------------------
Mailing Address